SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2007

FIRST VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-51408	04-3806732
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

Four Riverside Avenue
Bristol, Connecticut 06010
(860) 582-8868
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1	Letter of Resignation from James G. Biondi dated June 25, 2007
99.2	Letter of Resignation from David W. Florian dated June 25, 2007

99.3	Press Release dated June 26, 2007
99.4	Press Release dated June 26, 2007
ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 25, 2007, James G. Biondi resigned as a director of First Valley Bancorp, Inc. (the "Company") effective as of June 25, 2007.  Mr. Biondi's resignation was voluntary and not the result of any difference of opinion as to policies, practices or actions of the Company.  Mr. Biondi's letter of resignation is included as Exhibit 99.1 and is incorporated herein by reference.

On June 25, 2007, David W. Florian resigned as a director of the Company effective as of June 25, 2007.  Mr. Florian's resignation was voluntary and not the result of any difference of opinion as to policies, practices or actions of the Company.  Mr. Florian's letter of resignation is included as Exhibit 99.2 and is incorporated herein by reference.

For additional information, reference is made to the press release of June 26, 2007, which is included as Exhibit 99.3, which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On June 25, 2007, the Company held a special meeting of its shareholders of record as of April 30, 2007 to consider and vote on the following two proposals:

1.           To approve the Agreement and Plan of Merger dated as of November 21, 2006 by and among New England Bancshares, Inc., New England Acquisition, Inc. and First Valley Bancorp, Inc. and the transactions contemplated by the merger agreement.

2.    To approve the adjournment of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approval the merger agreement.

At this meeting, the shareholders of the Company approved the proposals.  Approximately 880,524 or 73.7% of the outstanding shares of common stock of the Company were voted in favor of the first proposal, which represents approximately 94.2% of the votes cast.

For additional information, reference is made to the press release of June 26, 2007, which is included as Exhibit 99.4, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)                      Not Applicable.
(b)                      Not Applicable.
(c)                      Exhibits.

Exhibit No.                                Description

99.1	Letter of Resignation from James G. Biondi date June 25, 2007.
99.2	Letter of Resignation from David W. Florian dated June 25, 2007.
99.3	Press Release dated June 26, 2007.
99.4	Press Release dated June 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VALLEY BANCORP, INC.

By: /s/ Mark J. Blum
Mark J. Blum
Executive Vice President, Treasurer and Chief Financial Officer
Date: June 29, 2007